Financial instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments Disclosure [Abstract]
Financial instruments
23. Financial instruments:

Financial risk management

The Company has exposure to liquidity risk, credit risk, foreign currency risk and interest rate risk.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they are due. The Company has a history of losses and negative cash flows from operations since inception. At December 31, 2023, the Company has $54,853 of cash, cash equivalents and short-term investments, including $103 in restricted cash (see note 3(c)).

The following are the contractual maturities of financial obligations as at December 31, 2023:

	Carrying amount	Contractual cash flows	< 1 year	1-3 years	4-5 years	>5 years
Accounts payable and accrued liabilities	$95,374	$95,374	$95,374	$—	$—	$—
Short-term debt (note 14)	15,156	15,156	15,156	—	—	—
Term loan facilities (note 15(a))	42,879	47,689	15,873	25,538	5,212	1,066
Other bank financing (note 15(b))	531	538	139	133	133	133
Capital lease obligations (note 15(c))	1,655	1,670	596	598	182	294
Operating lease commitments (note 13)	22,607	25,915	3,307	5,422	4,753	12,433
	$178,202	$186,342	$130,445	$31,691	$10,280	$13,926
Credit risk

Credit risk arises from the potential that a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s cash and cash equivalents, short-term investments and accounts receivable. The Company manages credit risk associated with cash and cash equivalents by regularly investing primarily in liquid short-term paper issued by major banks. The Company monitors its portfolio and its policy is to diversify its investments to manage this potential risk.

The Company is also exposed to credit risk with respect to uncertainties as to timing and amount of collectability of accounts receivable and other receivables. As at December 31, 2023, 88% (December 31, 2022 - 76%) of accounts receivable relate to customer receivables, and 12% (December 31, 2022 - 24%) relates to amounts due from related parties and income tax authorities for value added taxes and other tax related refunds. In order to minimize the risk of loss for customer receivables, the Company’s extension of credit to customers involves review and approval by senior management as well as progress payments as contracts are executed. Most sales are invoiced with payment terms in the range of 30 days to 90 days. Refer to note 3(d) for the Company's policy with respect to an allowance for credit losses.
Foreign currency risk

Foreign currency risk is the risk that the fair value of future cash flows of financial instruments will fluctuate because of changes in foreign currency exchange rates. The Company conducts a significant portion of its business activities in foreign currencies, primarily the U.S. dollar and the Euro. The Company are subject to foreign currency exchange rate risk to the extent that our costs are denominated in currencies other than those in which the Company earn revenues. In addition, since the Company's consolidated financial statements are denominated in U.S. dollars, changes in foreign currency exchange rates between the U.S. dollar and other currencies have had, and will continue to have, an impact on the Company's results of operations, financial condition and cash flows.

Cash and cash equivalents, short-term investments, accounts receivable, accounts payable, and long-term debt that are denominated in foreign currencies will be affected by changes in the exchange rate between the Canadian dollar and these foreign currencies. The Company’s functional currency is the Canadian dollar.
A 5% increase/decrease in the relative value of the U.S. dollar against the Canadian dollar and Euro compared to the exchange rates in effect for the year ended December 31, 2023 would have resulted in lower/higher income from operations of approximately $100. This assumes a consistent 5% appreciation in the U.S. dollar against the Canadian dollar and the Euro throughout the fiscal year. The timing of changes in the relative value of the U.S. dollar can affect the magnitude of the impact that fluctuations in foreign exchange rates have on our income from operations.
Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is subject to interest rate risk on certain short-term and long-term debt with variable rates of interest. The Company limits its exposure to interest rate risk by entering into interest rate swaps that serve as a hedging mechanism against potential fluctuations in future interest rates on certain financial instruments and continually monitoring and adjusting portfolio duration to align to forecasted cash requirements and anticipated changes in interest rates.

If interest rates for the year ended December 31, 2023 had increased or decreased by 200 basis points, with all other variables held constant, net loss for the year ended December 31, 2023 would have increased or decreased by $716.
23. Financial instruments (continued):

Fair value of financial instruments

The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate their fair values due to the short-term period to maturity of these instruments.

The long-term investments represent the Company's interests in Minda Westport Technologies Limited, Weichai Westport Inc.and other investments. Minda Westport Technologies Limited is the most significant of the investments and is accounted for using the equity method. WWI and other investments are accounted for at fair value.

The carrying values reported in the consolidated balance sheets for obligations under capital and operating leases, which are based upon discounted cash flows, approximate their fair values.

The carrying values of the term loan facilities, and other bank financing included in the long-term debt (note 15) are carried at amortized costs, which approximate their respective fair values as at December 31, 2023.

The Company categorizes its fair value measurements for items measured at fair value on a recurring basis into three categories as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 –	Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Inputs for the asset or liability that are not based on observable market data (unobservable inputs).

When available, the Company uses quoted market prices to determine fair value and classify such items in Level 1. When necessary, Level 2 valuations are performed based on quoted market prices for similar instruments in active markets and/or model–derived valuations with inputs that are observable in active markets. Level 3 valuations are undertaken in the absence of reliable Level 1 or Level 2 information.

As at December 31, 2023, cash and cash equivalents are measured at fair value on a recurring basis and are included in Level 1.